UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

______________________________________________________

HUBER CAPITAL EQUITY INCOME FUND

HUBER CAPITAL SMALL CAP VALUE FUND

HUBER CAPITAL DIVERSIFIED

LARGE CAP VALUE FUND

HUBER CAPITAL MID CAP VALUE FUND

Investor Class
Institutional Class

______________________________________________________

ANNUAL REPORT
October 31, 2018

Huber Funds

TABLE OF CONTENTS
Letter to Shareholders	1
Performance Summary	7
Expense Example	11
Sector Allocation of Portfolio Assets	14
Schedule of Investments	16
Statements of Assets and Liabilities	30
Statements of Operations	34
Statements of Changes in Net Assets	36
Financial Highlights	44
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	67
Notice to Shareholders	68
Information about Trustees and Officers	69
Householding	73
Privacy Notice	74

December 6, 2018

Dear Shareholder:

For the 10/31/18 fiscal year, the Huber Capital Diversified Large Cap Value Fund1 (“Diversified Large Cap Value Fund”), the Huber Capital Equity Income Fund2 (“Equity Income Fund”), and the Huber Capital Small Cap Value Fund3 (“Small Cap Value Fund”), each underperformed their respective benchmarks, while the Huber Capital Mid Cap Value Fund4 (“Mid Cap Value Fund”) outperformed its benchmark.

Equity markets saw a reversal during the most recent fiscal quarter following October’s pullback. Over the past 12 months, equities are still ahead, although value continues to trail growth. Despite recent volatility, consumer confidence remains high, unemployment is at record lows, and corporate earnings have risen. It remains to be seen how trade war tensions and post mid-term elections will impact the overall economy as we head into 2019.

Diversified Large Cap Value Fund Review

The Investor Class and Institutional Class of the Diversified Large Cap Value Fund returned 2.15% and 2.37%, respectively, underperforming the 3.03% total return of the Russell 1000® Value Index and the 7.35% total return of the S&P 500® Index for the fiscal year ending October 31, 2018.  Relative to the Russell 1000® Value Index, the largest positive contributors to the Fund’s relative performance were technology, health care and energy, while the largest detractors were financial services, consumer staples and producer durables.

Within technology, Microsoft Corp. (“Microsoft”) and CA, Inc. (“CA”) were the largest contributors to relative performance. Microsoft outperformed largely due to their intelligent cloud segment, particularly the Azure offering. CA, an information technology management provider, was acquired by Broadcom during the third quarter. This was a great exit for our long-held position.

Within health care, Eli Lilly & Co. (“Eli Lilly”) and Pfizer, Inc.(“Pfizer”) were the largest contributors to relative performance. Eli Lilly benefitted from growth in their diabetes franchise, including Trulicity, Humalog, Humulin, Basaglar and Jardiance. Pfizer benefitted from strong performance in major products Eliquis, Xeljanz, and Prevnar, as well as from their prudent capital allocation strategy, focused on returning capital to shareholders rather than making acquisitions.

_______________

[1]	The Huber Capital Diversified Large Cap Value Fund (“Diversified Large Cap Value Fund”), benchmarked to the Russell 1000® Value Index.
[2]	Huber Capital Equity Income Fund (“Equity Income Fund”), benchmarked to the Russell 1000® Value Index.
[3]	Huber Capital Small Cap Value Fund (“Small Cap Value Fund”), benchmarked to the Russell 2000® Value Index.
[4]	Huber Capital Mid Cap Value Fund (“Mid Cap Value Fund”), benchmarked to the Russell Midcap® Value Index.

Within energy, Ensco plc (“Ensco”) and Chesapeake Energy Corp. (“Chesapeake”) were the largest contributors to relative performance.  The share price of Ensco, an offshore driller, rebounded significantly due to improved industry fundamentals and commodity pricing.

In terms of detractors, CNO Financial Group, Inc. (“CNO”) and Brighthouse Financial, Inc. (“Brighthouse Financial”) were the largest detractors from relative performance within financial services. CNO, a holding company for a group of insurers, underperformed due to increased claims and lower revenue in some of their policy categories.  Brighthouse Financial, a major provider of annuities and life insurance, lowered its outlook primarily due to reduced profitability of their variable annuity business. We believe the long-term outlook for both companies is positive and that shares remain attractive at current valuations.

Within consumer staples, Phillip Morris International, Inc. (“Phillip Morris”) and Tyson Foods, Inc. (“Tyson Foods”) were the largest detractors from relative performance. Phillip Morris shares were negatively impacted by foreign exchange (strengthening dollar) and slower than anticipated growth in their heat not burn smokeless cigarette business. Tyson Foods was negatively affected by externalities, including trade disputes that led to pricing pressure and ultimately reduced earnings guidance.

Within producer durables, Northrop Grumman Corp. (“Northrop”) and Arconic, Inc. (“Arconic”) were the largest detractors to relative performance. Northrop, a defense contractor, operated well and in line with our expectations; however, investor concerns regarding the defense industry’s capacity for margin growth dampened results.  Arconic, a spin-off from Alcoa that is engaged in lightweight metals engineering and manufacturing, underperformed due to ongoing operational issues.

Equity Income Fund Review

The Investor and Institutional Classes of the Equity Income Fund returned 1.79% and 2.07%, respectively, underperforming the 3.03% total return of the Russell 1000® Value Index and the 7.35% total return of the S&P 500® Index during the fiscal year ending October 31, 2018. Relative to the Russell 1000® Value Index, the largest positive contributors to the Fund’s performance were health care and technology, while the largest sector detractors were consumer staples, consumer discretionary and producer durables.

Within health care, Eli Lilly and Merck & Co., Inc. (“Merck”) were the largest contributors to relative performance. Eli Lilly was discussed in the Diversified Large Cap Value Fund section of this letter. Merck, a large pharmaceutical company, saw strong growth in their market leading immuno-oncology drug Keytruda, which benefitted from share gains in existing cancer indications, as well as receiving regulatory approval to treat new tumor types.

Within technology, Microsoft and CA were the largest contributors to relative performance. Both companies were discussed in the Diversified Large Cap Value Fund section of this letter.

In terms of detractors, Phillip Morris and Tyson Foods were the largest detractors from relative performance within consumer staples. Both companies were discussed in the Diversified Large Cap Value Fund section of this letter.

Within consumer discretionary, Tupperware Brands Corp. (“Tupperware Brands”) and Lennar Corp. (“Lennar”) were the largest detractors from relative performance. Tupperware Brands, a global producer and marketer of kitchen storage containers, fell due to weak organic results and foreign currency impacts from the strengthening dollar. Shares of homebuilder, Lennar, declined due to rising interest rates and pressure from high home prices, which impact home affordability.

Within producer durables, Northrop and Arconic were the largest detractors to relative performance. Both companies were discussed in the Diversified Large Cap Value Fund section of this letter.

Small Cap Value Fund Review

The Investor and Institutional Classes of the Small Cap Value Fund returned -1.64% and -1.36%, respectively, underperforming the Russell 2000® Value Index and the Russell 2000® Index, which generated total returns of -0.59% and 1.85%, respectively, in the fiscal year ending October 31, 2018.  Relative to the Russell 2000® Value Index, the largest positive contributors to the Fund’s performance were technology, materials & processing and energy, while the largest sector detractors were consumer discretionary, financial services and producer durables.

Within technology, Comtech Telecommunications Corp. (“Comtech”) was the largest contributor to relative performance.  Comtech, a communications solutions provider for military and civilian applications, reported strong operating results. We believe the company’s outlook for future revenue and earnings growth remains positive on the heels of recent contract wins.

Within materials & processing, Uranium Participation Corp. (“Uranium Participation”) and Innospec, Inc. (“Innospec”), were the largest contributors to the Fund’s relative performance. Shares of Uranium Participation benefitted from a recovery in the price of uranium, which rose more than 20% in the previous quarter as a result of supply curtailments at uranium mines and increased interest in uranium investing from financial investors. Innospec, a manufacturer of fuel additives and other specialty chemicals, benefitted from strong results in existing business lines. In addition, earnings accretion from the Huntsman acquisition topped investor expectations.

Within energy, Golar LNG Ltd. (“Golar LNG”) and Chesapeake were the largest contributors to relative performance. Golar LNG, an MLP that owns and operates Floating Storage Regasification Units (FSRUs), LNG Carriers (LNGCs), and Floating Liquefaction Units (FLNGs), benefitted from a favorable outlook due to their multiyear contracted backlog and the expected soon-to-be-completed dropdown of the Hilli Episeyo, an FLNG vessel. Chesapeake was discussed in the Diversified Large Cap Value Fund section of this letter.

In terms of detractors, Tupperware Brands and William Lyons Homes (“William Lyons”) were the largest detractors from relative performance within consumer discretionary. Tupperware Brands was discussed in the Equity Income Fund section of this letter. Shares of William Lyons fell, along with other homebuilders, due to rising interest rates and concerns on home affordability.

Within financial services, Government Properties Income Trust (“Government Properties”) and CNO were the largest detractors from relative performance. Shares of Government Properties were largely affected by their acquisition of East Potomac Realty, for which they paid a premium. In addition, the company also cut its dividend. CNO was discussed in the Diversified Large Cap Value Fund section of this letter.

Mid Cap Value Fund Review

The Investor and Institutional Classes of the Mid Cap Value Fund returned 1.70% and 1.95%, respectively, outperforming the Russell Midcap® Value Index, which generated a total return of 0.16% in the fiscal year ending October 31, 2018.  Relative to the Russell Midcap® Value Index, the largest positive contributors to the Fund’s performance were materials & processing, technology and health care, while the largest sector detractors were financial services and consumer discretionary.

Within materials & processing, Uranium Participation and Innospec were the largest contributors to the Fund’s relative performance. Both companies were discussed in the Small Cap Value Fund section of this letter.

Within technology, Comtech and CA were the largest contributors to relative performance. Comtech was discussed in the Small Cap Value Fund section of this letter. CA was discussed in the Diversified Large Cap Value Fund section of this letter.

Within healthcare, Tenet Healthcare Corp. (“Tenet”), an operator of hospitals and outpatient clinics, benefitted from new management’s progress on cost reductions and an increased focus on outpatient services.

In terms of detractors, Government Properties, Brighthouse Financial and CNO were the largest detractors from relative performance. Government Properties was discussed in the Small Cap Value Fund section of this letter. Brighthouse Financial and CNO were discussed in the Diversified Large Cap Value Fund section of this letter.

Within consumer discretionary, Tupperware Brands and William Lyons were the largest detractors from relative performance. Both companies were discussed in the Small Cap Value Fund section of this letter.

Outlook

Huber Capital Management maintains a high degree of optimism.  We remain disciplined with respect to our philosophy and process, populating the Funds with companies we believe embody meaningful upside and possess tangible valuation support.  It continues to be our view that in the long run, a company’s valuation should ultimately reflect its normalized cash generation capabilities.  By investing in out-of-favor companies that trade at a discount to our estimate of normalized earnings, we seek to provide superior risk-adjusted returns over time.

As part of our effort to mitigate risk, we seek to ensure diversification within our Funds, aiming for neutrality relative to the weight of important factors in the macro-economy, a policy also consistent with 100% bottom-up investment management.  With the massive shift of assets from active to passive management in recent years, we believe benchmarks have become price momentum strategies.  Flows into index funds and exchange-traded funds have resulted in the bidding up of underlying securities and, accordingly, the distortion of sector and industry weights relative to the weight of the related factor in the macro-economy.  Additionally, frequently used classification schema may assign companies to sectors which, in our view, don’t accurately reflect the company’s primary exposure.  Accordingly, Huber Capital Management utilizes a GDP (gross domestic product)-based factor analysis to assess factor exposure and may, therefore, at times appear meaningfully out-of-line with respect to corresponding benchmark weights, despite being adequately diversified.

Nevertheless, as of October 31, 2018, the Funds were positioned as follows with respect to the sector weights in their corresponding benchmarks: The Diversified Large Cap Value Fund was overweight producer durables, energy and technology, and underweight health care, utilities, financial services, consumer discretionary and consumer staples. The Equity Income Fund was overweight producer durables, technology and energy, and underweight utilities, materials & processing, consumer discretionary, consumer staples, financial services and health care. The Small Cap Value Fund was overweight materials & processing, technology, energy, producer durables and health care, and underweight financial services, consumer discretionary and utilities. The Mid Cap Value Fund was overweight technology, materials & processing, energy and producer durables, and underweight utilities, consumer discretionary, financial services, consumer staples and health care.

As always, we thank you for your continued support and for entrusting us with your investment dollars.

Sincerely,

The Huber Capital Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are greater for investments in emerging markets.  Additionally, the Funds are subject to sector emphasis risk meaning that companies in the same or related businesses may comprise a significant portion of a Fund’s portfolio and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of a portfolio. Investments in initial public offerings (“IPOs”) carry additional risk such as market and liquidity risk and can fluctuate considerably. When a Fund’s asset base is small, the impact of IPOs on the Fund’s performance could be magnified. Investments in small- and mid-capitalization companies involve additional risks such as limited liquidity and greater price volatility than large-capitalization companies. Value stocks have a lower expected growth rate in earnings and sales versus growth stocks.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Huber Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index, an unmanaged index, consists of 500 stocks chosen for market size, liquidity, and industry group representation.  It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index, an unmanaged index, is comprised of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000® Index.  It includes those Russell Midcap companies with lower price-to-book ratios and lower expected growth values.

The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Funds.  The Funds’ value disciplines may prevent or restrict investment in major stocks in the benchmark indices.  It is not possible to invest directly in an index.  The Funds’ returns may not correlate with the returns of their benchmark indexes.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Huber Funds

HUBER CAPITAL EQUITY INCOME FUND
Comparison of the change in value of a $10,000 investment in the Huber Capital Equity
 Income Fund – Investor Class vs the Russell 1000® Value Index and the S&P 500® Index

Average Annual Total Return

				Since	Since
				Inception*	Inception**
	1 Year	5 Year	10 Year	(6/29/07)	(10/25/11)
Huber Capital Equity Income
Fund – Investor Class	1.79%	4.99%	12.68%	5.45%	—
Huber Capital Equity Income
Fund – Institutional Class	2.07%	5.39%	—	—	10.61%
Russell 1000® Value Index	3.03%	8.61%	11.30%	5.52%	12.73%
S&P 500® Index	7.35%	11.34%	13.24%	7.61%	14.32%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*	The Investor Class commenced operations on June 29, 2007.
**	The Institutional Class commenced operations on October 25, 2011.

Huber Funds

HUBER CAPITAL SMALL CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the Huber Capital Small Cap
Value Fund – Investor Class vs the Russell 2000® Index and the Russell 2000® Value Index

Average Annual Total Return

				Since	Since
				Inception*	Inception**
	1 Year	5 Year	10 Year	(6/29/07)	(10/25/11)
Huber Capital Small Cap Value
Fund – Investor Class	-1.64%	0.15%	13.30%	5.20%	—
Huber Capital Small Cap Value
Fund – Institutional Class	-1.36%	0.49%	—	—	9.06%
Russell 2000® Index	1.85%	8.01%	12.44%	6.85%	12.83%
Russell 2000® Value Index	-0.59%	7.18%	10.95%	5.63%	12.10%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns  would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell  3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*	The Investor Class commenced operations on June 29, 2007.
**	The Institutional Class commenced operations on October 25, 2011.

Huber Funds

HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the Huber Capital
Diversified Large Cap Value Fund – Investor Class vs the Russell 1000® Value Index and
the S&P 500® Index

Average Annual Total Return

			Since Inception*
	1 Year	5 Year	(12/31/12)
Huber Capital Diversified Large Cap Value
Fund – Investor Class	2.15%	6.10%	9.39%
Huber Capital Diversified Large Cap Value
Fund – Institutional Class	2.37%	6.39%	9.73%
Russell 1000® Value Index	3.03%	8.61%	11.64%
S&P 500® Index	7.35%	11.34%	13.97%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*	The Fund commenced operations on December 31, 2012.

Huber Funds

HUBER CAPITAL MID CAP VALUE FUND Comparison of the change in value of a $10,000 investment in the Huber Capital Mid Cap Value Fund – Investor Class vs the Russell Midcap® Value Index

Average Annual Total Return

		Since Inception*
	1 Year	(12/31/15)
Huber Capital Mid Cap Value
Fund – Investor Class	1.70%	8.64%
Huber Capital Mid Cap Value
Fund – Institutional Class	1.95%	8.94%
Russell Midcap® Value Index	0.16%	9.74%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe.  It includes those Russell Midcap companies with lower price-to-book ratios and lower expected growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*	The Fund commenced operations on December 31, 2015.

Huber Funds

EXPENSE EXAMPLE – October 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Huber Capital Equity Income Fund (“Equity Income Fund”), Huber Capital Small Cap Value Fund (“Small Cap Value Fund”), Huber Capital Diversified Large Cap Value Fund (“Diversified Large Cap Value Fund”), and Huber Capital Mid Cap Value Fund (“Mid Cap Value Fund”) Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/18 – 10/31/18).

Actual Expenses
For each class of the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund and the Mid Cap Value Fund two lines are presented in the tables below – the first line for each class provides information about actual account values and actual expenses.  Actual net expenses are limited to 1.39% for Investor Class shares and 0.99% for Institutional Class shares of the Equity Income Fund, 1.75% for Investor Class shares and 1.35% for Institutional Class shares of the Small Cap Value Fund, 1.15% for Investor Class shares and 0.75% for Institutional Class shares of the Diversified Large Cap Value Fund, and 1.40% for Investor Class shares and 1.10% for Institutional Class shares of the Mid Cap Value Fund per the operating expenses limitation agreement.  In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your Fund and class to estimate the expenses you paid on your account during this period.

Huber Funds

EXPENSE EXAMPLE – October 31, 2018 (Unaudited), Continued

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Equity Income Fund
	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	5/1/18	10/31/18	5/1/18 – 10/31/18	Ratio*
Investor Class
Actual	$1,000.00	$1,019.80	$5.75	1.13%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.51	$5.75	1.13%

Institutional Class
Actual	$1,000.00	$1,021.20	$5.04	0.99%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

Small Cap Value Fund
	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	5/1/18	10/31/18	5/1/18 – 10/31/18	Ratio*
Investor Class
Actual	$1,000.00	$ 921.70	$7.12	1.47%
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.80	$7.48	1.47%

Institutional Class
Actual	$1,000.00	$ 922.70	$6.30	1.30%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Huber Funds

EXPENSE EXAMPLE – October 31, 2018 (Unaudited), Continued

Diversified Large Cap Value Fund
	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	5/1/18	10/31/18	5/1/18 – 10/31/18	Ratio*
Investor Class
Actual	$1,000.00	$1,017.40	$4.47	0.88%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.77	$4.48	0.88%

Institutional Class
Actual	$1,000.00	$1,018.10	$3.82	0.75%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

Mid Cap Value Fund
	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	5/1/18	10/31/18	5/1/18 – 10/31/18	Ratio*
Investor Class
Actual	$1,000.00	$ 944.70	$5.54	1.13%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.51	$5.75	1.13%

Institutional Class
Actual	$1,000.00	$ 945.60	$4.90	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Huber Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – October 31, 2018 (Unaudited)

HUBER CAPITAL EQUITY INCOME FUND

HUBER CAPITAL SMALL CAP VALUE FUND

Percentages represent market value as a percentage of total investments.

Huber Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – October 31, 2018 (Unaudited)

HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND

HUBER CAPITAL MID CAP VALUE FUND

Percentages represent market value as a percentage of total investments.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2018

Shares	COMMON STOCKS - 108.35%	Value

	Aerospace & Defense - 6.21%
15,600	Northrop Grumman Corp.	$4,086,420

	Air Transport - 2.84%
8,500	FedEx Corp.	1,872,890

	Banks: Diversified - 3.69%
38,800	SunTrust Banks, Inc.	2,431,208

	Communications Equipment - 0.66%
15,500	Comtech Telecommunications Corp.	432,760

	Computer Services, Software
	& Systems - 8.22%
50,700	Microsoft Corp.	5,415,267

	Computer Technology - 1.76%
37,500	Hewlett Packard Enterprise Co.	571,875
24,300	HP, Inc.	586,602
		1,158,477

	Diversified Financial Services - 16.47%
104,800	Bank of America Corp.	2,882,000
56,000	Citigroup, Inc.	3,665,760
39,400	JPMorgan Chase & Co.	4,295,388
		10,843,148

	Diversified Retail - 2.47%
16,200	Wal-Mart Stores, Inc.	1,624,536

	Electronic Components - 0.70%
6,095	TE Connectivity Ltd.	459,685

	Engineering & Contracting Services - 8.21%
273,241	KBR, Inc.	5,404,707

	Financial Data & Systems - 1.59%
5,300	Mastercard, Inc. - Class A	1,047,651

	Foods - 3.09%
22,100	ConAgra Foods, Inc.	786,760
20,800	Tyson Foods, Inc. - Class A	1,246,336
		2,033,096

	Homebuilding - 1.38%
25,468	Lennar Corp. - Class B	910,990

	Insurance: Life - 4.79%
167,000	CNO Financial Group, Inc.	3,156,300

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 108.35%, Continued	Value

	Insurance: Multi-Line - 2.11%
31,704	Voya Financial, Inc.	$1,387,367

	Internet Marketing & Direct Retail - 0.38%
11,300	Qurate Retail, Inc. (b)	247,922

	Oil: Crude Producers - 3.41%
632,200	Chesapeake Energy Corp. (b)	2,219,022
6,900	HighPoint Resources Corp. (b)	25,668
		2,244,690

	Oil: Integrated - 3.91%
26,000	BP plc - ADR	1,127,620
22,934	Royal Dutch Shell plc - Class A - ADR	1,449,200
		2,576,820

	Oil Well Equipment & Services - 1.14%
105,300	Ensco plc - Class A	751,842

	Pharmaceuticals - 15.85%
2,900	Allergan plc (a)	458,229
37,100	Eli Lilly & Co.	4,023,124
41,700	Merck & Co., Inc.	3,069,537
67,100	Pfizer, Inc.	2,889,326
		10,440,216
	Semiconductors and
	Semiconductor Equipment - 2.83%
24,900	NXP Semiconductors NV (a)	1,867,251

	Shipping - 5.51%
153,980	Euronav SA (a)	1,416,616
156,912	Golar LNG Partners LP (a)	2,214,028
		3,630,644

	Specialty Retail - 2.78%
10,400	Home Depot, Inc.	1,829,152

	Steel - 0.31%
4,615	Carpenter Technology Corp.	201,260

	Tobacco - 1.79%
13,400	Philip Morris International, Inc.	1,180,138

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 108.35%, Continued	Value

	Utilities: Electrical - 6.25%
17,000	Entergy Corp.	$1,427,150
61,300	Exelon Corp.	2,685,553
		4,112,703
	TOTAL COMMON STOCKS
	(Cost $42,448,765)	71,347,140
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $42,448,765) - 108.35%	71,347,140
	Liabilities in Excess of
	Other Assets - (8.35)%	(5,498,776)
	NET ASSETS - 100.00%	$65,848,364

ADR – American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018

Shares	COMMON STOCKS - 99.69%	Value

	Aluminum - 2.32%
16,646	Kaiser Aluminum Corp.	$1,587,529

	Asset Management & Custodian - 7.35%
30,700	BrightSphere Investment Group plc (a)	349,980
521,883	Uranium Participation Corp. (a) (b)	1,799,802
28,986	Virtus Investment Partners, Inc.	2,879,469
		5,029,251

	Banks: Diversified - 12.11%
14,752	Atlantic Capital Bancshares, Inc. (b)	222,313
2,884	C&F Financial Corp.	140,018
22,359	Capstar Financial Holdings, Inc.	330,466
20,212	Carter Bank & Trust (b)	350,678
19,691	First Bancorp	726,401
8,477	First Citizens BancShares, Inc. - Class A	3,616,543
179,741	First Horizon National Corp.	2,901,020
		8,287,439

	Chemicals: Specialty - 5.17%
52,895	Innospec, Inc.	3,539,734

	Commercial Vehicles & Parts - 1.05%
29,852	Miller Industries, Inc.	721,523

	Communications Equipment - 10.49%
257,072	Comtech Telecommunications Corp.	7,177,450

	Computer Services, Software
	& Systems - 2.89%
28,400	Science Applications International Corp.	1,974,084

	Consumer Lending - 6.12%
90,207	Enova International, Inc. (b)	2,133,395
140,971	EZCORP, Inc. - Class A (b)	1,401,252
11,655	Nelnet, Inc. - Class A	656,060
		4,190,707

	Containers & Packaging - 0.60%
11,883	UFP Technologies, Inc. (b)	410,201

	Diversified Manufacturing Operations - 1.46%
36,358	Harsco Corp. (b)	998,754

	Engineering & Contracting Services - 8.00%
276,805	KBR, Inc.	5,475,203

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 99.69%, Continued	Value

	Equity REIT - Timber - 0.45%
35,174	CatchMark Timber Trust, Inc. - Class A	$311,290

	Health Care Equipment & Surplus - 1.57%
15,951	CONMED Corp.	1,075,576

	Health Care Facilities - 1.34%
35,614	Tenet Healthcare Corp. (b)	916,348

	Health Care Providers & Services - 2.43%
89,100	Hanger, Inc. (b)	1,662,606

	Homebuilding - 0.60%
30,475	William Lyon Homes - Class A (b)	413,241

	Household Equipment & Products - 1.81%
35,272	Tupperware Brands Corp.	1,238,047

	Insurance: Life - 2.75%
99,687	CNO Financial Group, Inc.	1,884,084

	Oil: Crude Producers - 5.45%
664,800	Chesapeake Energy Corp. (b)	2,333,448
374,600	HighPoint Resources Corp. (b)	1,393,512
		3,726,960

	Oil, Gas & Consumable Fuels - 1.10%
42,121	Hoegh LNG Partners LP (a)	750,175

	Oil Well Equipment & Services - 2.68%
134,277	Ensco plc - Class A	958,738
45,800	Superior Energy Services, Inc. (b)	358,614
173,213	TETRA Technologies, Inc. (b)	514,443
		1,831,795

	Paper - 1.57%
30,662	Kapstone Paper and Packaging Corp.	1,073,170

	Real Estate Investment Trusts (REITs) - 5.70%
141,743	Government Properties Income Trust	1,251,591
63,908	Granite Real Estate Investment Trust (a)	2,647,708
		3,899,299

	Restaurants - 1.82%
66,942	Boston Pizza Royalties Income Fund (a)	844,625
62,974	Pizza Pizza Royalty Corp. (a)	403,259
		1,247,884

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 99.69%, Continued	Value

	Shipping - 4.75%
68,986	Golar LNG Ltd. (a)	$1,847,445
1,266,125	Teekay Tankers Ltd. - Class A	1,405,399
		3,252,844

	Steel - 1.11%
17,446	Carpenter Technology Corp.	760,820

	Telecommunications Equipment - 1.56%
43,014	ARRIS International plc (a) (b)	1,069,758

	Transportation Infrastructure - 1.46%
97,829	Wesco Aircraft Holdings, Inc. (b)	995,899

	Utilities: Electrical - 3.98%
24,773	Evergy, Inc.	1,387,040
29,645	Portland General Electric Co.	1,336,397
		2,723,437
	TOTAL COMMON STOCKS
	(Cost $53,983,016)	68,225,108
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $53,983,016) - 99.69%	68,225,108
	Other Assets in Excess
	of Liabilities - 0.31%	211,830
	NET ASSETS - 100.00%	$68,436,938

(a)	Foreign issued security.
(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018

Shares	COMMON STOCKS - 100.04%	Value

	Aerospace & Defense - 4.29%
900	Arconic, Inc.	$18,297
700	Northrop Grumman Corp.	183,365
		201,662

	Air Transport - 1.87%
400	FedEx Corp.	88,136

	Banks: Diversified - 2.79%
2,200	Regions Financial Corp.	37,334
1,500	SunTrust Banks, Inc.	93,990
		131,324

	Capital Markets - 0.48%
100	Goldman Sachs Group Inc.	22,537

	Computer Services, Software
	& Systems - 7.67%
2,600	Microsoft Corp.	277,706
1,700	Oracle Corp.	83,028
		360,734

	Computer Technology - 1.78%
3,600	Hewlett Packard Enterprise Co.	54,900
1,200	HP, Inc.	28,968
		83,868

	Consumer Lending - 0.54%
1,000	Ally Financial, Inc.	25,410

	Diversified Financial Services - 13.57%
7,100	Bank of America Corp.	195,250
3,100	Citigroup, Inc.	202,926
2,200	JPMorgan Chase & Co.	239,844
		638,020

	Diversified Retail - 3.20%
1,500	Wal-Mart Stores, Inc.	150,420

	Diversified Telecommunications
	Services - 0.84%
1,293	AT&T, Inc.	39,669

	Electronic Components - 0.48%
300	TE Connectivity Ltd.	22,626

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 100.04%, Continued	Value

	Engineering & Contracting Services - 7.59%
600	Fluor Corp.	$26,316
16,730	KBR, Inc.	330,919
		357,235

	Financial Data & Systems - 2.31%
550	Mastercard, Inc. - Class A	108,719

	Foods - 3.29%
1,400	ConAgra Foods, Inc.	49,840
500	Lamb Weston Holdings, Inc.	39,080
1,100	Tyson Foods, Inc. - Class A	65,912
		154,832

	Homebuilding - 0.91%
1,191	Lennar Corp. - Class B	42,602

	Insurance Carriers - 1.69%
2,000	Brighthouse Financial, Inc. (b)	79,260

	Insurance: Life - 2.92%
7,273	CNO Financial Group, Inc.	137,460

	Insurance: Multi-Line - 1.55%
600	American International Group, Inc.	24,774
1,100	Voya Financial, Inc.	48,136
		72,910

	Internet Marketing & Direct Retail - 1.73%
3,700	Qurate Retail, Inc. (b)	81,178

	IT Services - 0.31%
171	DXC Technology Co.	12,454
85	Perspecta, Inc.	2,082
		14,536

	Oil: Crude Producers - 3.34%
43,700	Chesapeake Energy Corp. (b)	153,387
1,000	HighPoint Resources Corp. (b)	3,720
		157,107

	Oil, Gas & Consumable Fuels - 0.59%
400	ConocoPhillips	27,960

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 100.04%, Continued	Value

	Oil: Integrated - 4.04%
1,900	BP plc - ADR	$82,403
1,700	Royal Dutch Shell plc - Class A - ADR	107,423
		189,826

	Oil Well Equipment & Services - 2.00%
13,185	Ensco plc - Class A	94,141

	Pharmaceuticals - 10.60%
100	Allergan plc (a)	15,801
2,000	Eli Lilly & Co.	216,880
1,100	Merck & Co., Inc.	80,971
4,300	Pfizer, Inc.	185,158
		498,810

	Scientific Instruments:
	Control & Filter - 0.59%
600	Flowserve Corp.	27,540

	Semiconductors and
	Semiconductor Equipment - 2.71%
1,700	NXP Semiconductors NV (a)	127,483

	Shipping - 5.01%
6,200	Euronav SA (a)	57,040
12,656	Golar LNG Partners LP (a)	178,576
		235,616

	Specialty Retail - 2.24%
600	Home Depot, Inc.	105,528

	Telecommunications Equipment - 0.42%
800	ARRIS International plc (a) (b)	19,896

	Tobacco - 2.81%
1,500	Philip Morris International, Inc.	132,105

	Utilities: Electrical - 5.88%
300	American Electric Power Co., Inc.	22,008
900	Entergy Corp.	75,555
3,300	Exelon Corp.	144,573
200	NextEra Energy, Inc.	34,500
		276,636
	TOTAL COMMON STOCKS
	(Cost $3,319,977)	4,705,786

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	SHORT-TERM INVESTMENTS - 0.47%	Value
10,954	Morgan Stanley Institutional Liquidity
	Funds - Government Portfolio -
	Institutional Class, 2.05% (c)	$10,954
10,953	Morgan Stanley Institutional Liquidity
	Funds - Treasury Portfolio -
	Institutional Class, 2.07% (c)	10,953
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $21,907)	21,907
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,341,884) - 100.51%	4,727,693
	Liabilities in Excess of
	Other Assets - (0.51)%	(23,973)
	NET ASSETS - 100.00%	$4,703,720

ADR – American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018

Shares	COMMON STOCKS - 99.92%	Value

	Aerospace & Defense - 0.54%
500	Arconic, Inc.	$10,165

	Aluminum - 1.51%
300	Kaiser Aluminum Corp.	28,611

	Asset Management & Custodian - 7.24%
19,600	Uranium Participation Corp. (a) (b)	67,594
700	Virtus Investment Partners, Inc.	69,538
		137,132

	Banks: Diversified - 12.11%
2,700	Atlantic Capital Bancshares, Inc. (b)	40,689
100	First Citizens BancShares, Inc. - Class A	42,663
3,900	First Horizon National Corp.	62,946
1,200	Regions Financial Corp.	20,364
1,000	SunTrust Banks, Inc.	62,660
		229,322

	Chemicals: Specialty - 5.13%
1,451	Innospec, Inc.	97,101

	Communications Equipment - 7.83%
5,316	Comtech Telecommunications Corp.	148,423

	Computer Services, Software
	& Systems - 1.47%
400	Science Applications International Corp.	27,804

	Computer Technology - 0.80%
1,000	Hewlett Packard Enterprise Co.	15,250

	Consumer Lending - 6.99%
4,000	Enova International, Inc. (b)	94,600
3,800	EZCORP, Inc. - Class A (b)	37,772
		132,372

	Diversified Manufacturing
	Operations - 1.74%
1,200	Harsco Corp. (b)	32,964

	Engineering & Contracting Services - 6.79%
6,501	KBR, Inc.	128,590

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 99.92%, Continued	Value

	Foods - 2.93%
200	ConAgra Foods, Inc.	$7,120
466	Lamb Weston Holdings, Inc.	36,423
200	Tyson Foods, Inc. - Class A	11,984
		55,527

	Health Care Equipment & Surplus - 1.07%
300	CONMED Corp.	20,229

	Health Care Facilities - 1.63%
1,200	Tenet Healthcare Corp. (b)	30,876

	Health Care Providers & Services - 3.09%
3,138	Hanger, Inc. (b)	58,555

	Homebuilding - 0.83%
172	Lennar Corp. - Class B	6,152
710	William Lyon Homes - Class A (b)	9,628
		15,780

	Household Equipment & Products - 1.30%
700	Tupperware Brands Corp.	24,570

	Insurance: Life - 1.95%
1,960	CNO Financial Group, Inc.	37,044

	Internet Marketing & Direct Retail - 3.62%
3,125	Qurate Retail, Inc. (b)	68,563

	Oil: Crude Producers - 4.70%
16,663	Chesapeake Energy Corp. (b)	58,487
8,188	HighPoint Resources Corp. (b)	30,459
		88,946

	Oil Well Equipment & Services - 2.11%
4,200	Ensco plc - Class A	29,988
900	Superior Energy Services, Inc. (b)	7,047
992	TETRA Technologies, Inc. (b)	2,946
		39,981

	Paper - 1.11%
600	Kapstone Paper and Packaging Corp.	21,000

	Real Estate Investment
	Trusts (REITs) - 4.71%
4,000	Government Properties Income Trust	35,320
1,300	Granite Real Estate Investment Trust (a)	53,859
		89,179
The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2018, Continued

Shares	COMMON STOCKS - 99.92%, Continued	Value

	Semiconductors and
	Semiconductor Equipment - 4.75%
1,200	NXP Semiconductors NV (a)	$89,988

	Shipping - 10.43%
1,100	Golar LNG Ltd. (a)	29,458
4,206	Golar LNG Partners LP (a)	59,347
97,967	Teekay Tankers Ltd. - Class A	108,743
		197,548

	Utilities: Electrical - 3.54%
400	Entergy Corp.	33,580
358	Evergy, Inc.	20,044
300	Portland General Electric Co.	13,524
		67,148
	TOTAL COMMON STOCKS
	(Cost $1,569,996)	1,892,668

	SHORT-TERM INVESTMENTS - 0.08%
775	Morgan Stanley Institutional Liquidity
	Funds - Government Portfolio -
	Institutional Class, 2.05% (c)	775
774	Morgan Stanley Institutional Liquidity
	Funds - Treasury Portfolio -
	Institutional Class, 2.07% (c)	774
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,549)	1,549
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $1,571,545) - 100.00%	1,894,217
	Other Assets in Excess
	of Liabilities - 0.00%	49
	NET ASSETS - 100.00%	$1,894,266

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2018

	Huber Capital	Huber Capital
	Equity	Small Cap
	Income Fund	Value Fund
ASSETS
Investments in securities, at value
(identified cost $42,448,765 and
$53,983,016, respectively)	$71,347,140	$68,225,108
Receivables
Fund shares issued	333	93
Investment securities sold	—	457,225
Dividends and interest	11,213	145,554
Dividend tax reclaim	12,440	2,559
Prepaid expenses	15,919	22,121
Total assets	71,387,045	68,852,660
LIABILITIES
Payables
Due to custodian	5,426,327	131,754
Fund shares redeemed	7,341	102,850
Advisory fees	37,962	62,700
12b-1 distribution fees	5,313	44,650
Administration fees	14,678	12,910
Audit fees	21,987	21,987
Chief Compliance Officer fee	1,500	1,500
Custody fees	2,656	7,266
Fund accounting fees	7,001	6,999
Shareholder servicing fees	1,621	10,582
Transfer agent fees and expenses	8,146	8,448
Trustee fees and expenses	62	—
Accrued expenses	4,087	4,076
Total liabilities	5,538,681	415,722
NET ASSETS	$65,848,364	$68,436,938

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2018, Continued

	Huber Capital	Huber Capital
	Equity	Small Cap
	Income Fund	Value Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$6,023,409	$24,477,527
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	377,827	1,462,103
Net asset value, offering and redemption
price per share (Note 1)	$15.94	$16.74
Institutional Class
Net assets applicable to shares outstanding	$59,824,955	$43,959,411
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	3,758,063	2,592,911
Net asset value, offering and redemption
price per share (Note 1)	$15.92	$16.95
COMPONENTS OF NET ASSETS
Paid-in capital	$39,886,650	$66,847,789
Total distributable earnings	25,961,714	1,589,149
Net assets	$65,848,364	$68,436,938

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2018

	Huber Capital
	Diversified	Huber Capital
	Large Cap	Mid Cap
	Value Fund	Value Fund
ASSETS
Investments in securities, at value
(identified cost $3,341,884 and
$1,571,545, respectively)	$4,727,693	$1,894,217
Receivables
Investment securities sold	—	17,269
Dividends and interest	1,440	3,959
Dividend tax reclaim	3,070	22
Due from Adviser (Note 4)	15,449	18,429
Prepaid expenses	6,865	6,969
Total assets	4,754,517	1,940,865
LIABILITIES
Payables
12b-1 distribution fees	2,445	687
Administration fees	7,296	7,198
Audit fees	21,987	21,986
Chief Compliance Officer fee	1,500	1,500
Custody fees	1,504	2,139
Fund accounting fees	5,345	5,601
Shareholder servicing fees	3,994	661
Transfer agent fees and expenses	5,479	5,354
Trustee fees and expenses	7	16
Accrued expenses	1,240	1,457
Total liabilities	50,797	46,599
NET ASSETS	$4,703,720	$1,894,266

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2018, Continued

	Huber Capital
	Diversified	Huber Capital
	Large Cap	Mid Cap
	Value Fund	Value Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$1,221,443	$478,179
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	83,768	38,903
Net asset value, offering and redemption
price per share (Note 1)	$14.58	$12.29
Institutional Class
Net assets applicable to shares outstanding	$3,482,277	$1,416,087
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	237,487	114,860
Net asset value, offering and redemption
price per share (Note 1)	$14.66	$12.33
COMPONENTS OF NET ASSETS
Paid-in capital	$3,433,114	$1,589,050
Total distributable earnings	1,270,606	305,216
Net assets	$4,703,720	$1,894,266

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF OPERATIONS For the Year Ended October 31, 2018

	Huber Capital	Huber Capital
	Equity	Small Cap
	Income Fund	Value Fund
INVESTMENT INCOME
Dividends (net of foreign taxes and issuance fees withheld
of $22,609 and $48,317, respectively)	$1,655,516	$1,459,877
Interest	11,259	37,470
Total investment income	1,666,775	1,497,347
Expenses
Advisory fees (Note 4)	683,434	902,603
Administration fees (Note 4)	90,135	85,605
Transfer agent fees and expenses (Note 4)	47,238	56,310
Fund accounting fees (Note 4)	41,384	42,455
Registration fees	31,850	30,136
Audit fees	21,987	21,987
Custody fees (Note 4)	17,678	19,374
12b-1 distribution fees – Investor Class (Note 6)	16,967	65,162
Trustee fees and expenses	13,744	13,768
Chief Compliance Officer fee (Note 4)	9,000	9,000
Legal fees	6,175	5,913
Miscellaneous expense	6,080	6,214
Reports to shareholders	4,908	4,777
Insurance expense	2,763	2,477
Shareholder servicing fees – Investor Class (Note 5)	592	9,637
Total expenses	993,935	1,275,418
Less: advisory fee waiver (Note 4)	(165,923)	(83,092)
Net expenses	828,012	1,192,326
Net investment income	838,763	305,021

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY AND
REDEMPTION IN-KIND
Net realized gain/(loss) on:
Investments	4,382,646	(1,325,731)
Foreign currency	—	(149)
Redemption in-kind	—	7,109,504
Net change in unrealized appreciation/(depreciation) on:
Investments	(3,195,715)	(6,725,153)
Foreign currency	—	35
Net realized and unrealized gain/(loss) on investments,
foreign currency and redemption in-kind	1,186,931	(941,494)
Net Increase/(Decrease) in Net Assets Resulting
from Operations	$2,025,694	$(636,473)

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF OPERATIONS For the Year Ended October 31, 2018

	Huber Capital
	Diversified	Huber Capital
	Large Cap	Mid Cap
	Value Fund	Value Fund
INVESTMENT INCOME
Dividends (net of foreign taxes and issuance fees withheld
of $1,588 and $455, respectively)	$101,579	$26,188
Interest	2,887	1,175
Total investment income	104,466	27,363
Expenses
Administration fees (Note 4)	42,184	41,880
Fund accounting fees (Note 4)	32,529	32,437
Transfer agent fees and expenses (Note 4)	31,342	30,964
Registration fees	28,196	32,391
Audit fees	21,987	21,986
Trustee fees and expenses	13,035	13,017
Advisory fees (Note 4)	12,645	5,579
Chief Compliance Officer fee (Note 4)	9,000	9,000
Legal fees	5,914	5,813
Miscellaneous expense	5,148	4,800
Custody fees (Note 4)	5,016	10,132
12b-1 distribution fees – Investor Class (Note 6)	2,990	686
Insurance expense	1,522	1,496
Reports to shareholders	914	924
Shareholder servicing fees – Investor Class (Note 5)	—	43
Total expenses	212,422	211,148
Less: advisory fee waiver and
expenses reimbursed (Note 4)	(171,136)	(191,572)
Net expenses	41,286	19,576
Net investment income	63,180	7,787

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	153,798	30,377
Foreign currency	—	(2)
Net change in unrealized appreciation/(depreciation) on:
Investments	(82,854)	(25,964)
Foreign currency	—	290
Net realized and unrealized gain on investments	70,944	4,701
Net Increase in Net Assets
Resulting from Operations	$134,124	$12,488

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$838,763	$1,357,870
Net realized gain/(loss) on:
Investments	4,382,646	920,657
Foreign currency	—	(380)
Net change in unrealized appreciation/
(depreciation) on investments	(3,195,715)	17,649,106
Net increase in net assets
resulting from operations	2,025,694	19,927,253
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class	(47,690)	(214,453)
Net dividends and distributions to shareholders –
Institutional Class	(1,097,683)	(1,308,010)
Total distributions to shareholders	(1,145,373)	(1,522,463)*
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(23,326,237)	(21,005,471)
Total decrease in net assets	(22,445,916)	(2,600,681)
NET ASSETS
Beginning of year	88,294,280	90,894,961
End of year	$65,848,364	$88,294,280 **

*	Includes net investment income distributions of $214,453 and $1,308,010 for the Investor Class and Institutional Class, respectively.
**	Includes accumulated net investment income of $1,007,927.

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,767	$143,167	43,291	$609,837
Shares issued
on reinvestments
of distributions	2,835	46,129	15,207	210,777
Shares redeemed**	(99,801)	(1,641,206)	(853,863)	(12,616,919)
Net decrease	(88,199)	$(1,451,910)	(795,365)	$(11,796,305)
** Net of redemption
fees of		$3		$20

	Institutional Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	11,538	$187,634	121,143	$1,829,646
Shares issued
on reinvestments
of distributions	66,595	1,080,163	92,670	1,285,327
Shares redeemed	(1,438,673)	(23,142,124)	(856,172)	(12,324,139)
Net decrease	(1,360,540)	$(21,874,327)	(642,359)	$(9,209,166)

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$305,021	$755,730
Net realized gain/(loss) on:
Investments	(1,325,731)	(1,904,260)
Foreign currency	(149)	525
Redemption in-kind	7,109,504	—
Net change in unrealized appreciation/
(depreciation) on:
Investments	(6,725,153)	22,728,148
Foreign currency	35	27
Net increase/(decrease) in net assets resulting
from operations	(636,473)	21,580,170
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class	(180,383)	(324,439)
Net dividends and distributions to shareholders –
Institutional Class	(502,044)	(1,147,740)
Total distributions to shareholders	(682,427)	(1,472,179)*
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(21,550,365)	(49,712,964)
Total decrease in net assets	(22,869,265)	(29,604,973)
NET ASSETS
Beginning of year	91,306,203	120,911,176
End of year	$68,436,938	$91,306,203 **

*	Includes net investment income distributions of $324,439 and $1,147,740 for the Investor Class and Institutional Class, respectively.
**	Includes accumulated net investment income of $597,349.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,036,935	$19,769,105	25,760	$414,255
Shares issued
on reinvestments
of distributions	10,092	176,206	19,352	314,089
Shares redeemed**	(1,053,068)	(19,457,478)	(380,221)	(6,048,945)
Net increase/(decrease)	(6,041)	$487,833	(335,109)	$(5,320,601)
** Net of redemption
fees of		$4,539		$9

	Institutional Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	237,208	$4,578,019	55,998	$903,593
Shares issued
on reinvestments
of distributions	26,880	474,438	67,761	1,111,968
Shares redeemed in
connection with
redemption in-kind	(1,034,230)	(18,594,526)	—	—
Shares redeemed**	(451,994)	(8,496,129)	(2,897,046)	(46,407,924)
Net decrease	(1,222,136)	$(22,038,198)	(2,773,287)	$(44,392,363)
** Net of redemption
fees of		$525		$64

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$63,180	$98,382
Net realized gain/(loss) on:
Investments	153,798	437,131
Foreign currency	—	(21)
Net change in unrealized appreciation/
(depreciation) on investments	(82,854)	848,461
Net increase in net assets resulting
from operations	134,124	1,383,953
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class	(23,393)	(33,892)
Net dividends and distributions to shareholders –
Institutional Class	(55,526)	(90,960)
Total distributions to shareholders	(78,919)	(124,852)*
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(334,900)	(3,062,131)
Total decrease in net assets	(279,695)	(1,803,030)
NET ASSETS
Beginning of year	4,983,415	6,786,445
End of year	$4,703,720	$4,983,415 **

*	Includes net investment income distributions of $33,892 and $90,960 for the Investor Class and Institutional Class, respectively.
**	Includes accumulated net investment income of $69,619.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,062	$15,853	3,886	$50,252
Shares issued
on reinvestments
of distributions	1,582	23,393	2,711	33,891
Shares redeemed	(28,176)	(429,672)	(70,935)	(927,115)
Net decrease	(25,532)	$(390,426)	(64,338)	$(842,972)

	Institutional Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued
on reinvestments
of distributions	3,739	$55,526	7,247	$90,960
Shares redeemed	—	—	(175,949)	(2,310,119)
Net increase/(decrease)	3,739	$55,526	(168,702)	$(2,219,159)

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,787	$17,233
Net realized gain/(loss) on:
Investments	30,377	(31,426)
Foreign currency	(2)	3
Net increase from payment by affiliate on
the disposal of investments in violation
of investment restrictions (Note 9)	—	94
Net change in unrealized
appreciation/(depreciation) on:
Investments	(25,964)	273,954
Foreign currency	290	(290)
Net increase in net assets resulting
from operations	12,488	259,568
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class	(1,551)	(4,283)
Net dividends and distributions to shareholders –
Institutional Class	(12,486)	(31,776)
Total distributions to shareholders	(14,037)	(36,059)*
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	276,664	65,413
Total increase in net assets	275,115	288,922
NET ASSETS
Beginning of year	1,619,151	1,330,229
End of year	$1,894,266	$1,619,151 **

*	Includes net investment income distributions of $1,677 and $14,112 and realized gain distributions of $2,606 and $17,664 for the Investor Class and Institutional Class, respectively.
**	Includes accumulated net investment income of $14,037.

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,270	$281,750	11,629	$135,921
Shares issued
on reinvestments
of distributions	123	1,551	375	4,283
Shares redeemed	(1,417)	(19,123)	(9,466)	(106,567)
Net increase	19,976	$264,178	2,538	$33,637

	Institutional Class
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued
on reinvestments
of distributions	993	$12,486	2,781	$31,776
Net increase	993	$12,486	2,781	$31,776

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.76	$12.90	$13.09	$14.10	$13.16

Income from investment operations:
Net investment income^	0.13	0.17	0.17	0.12	0.22
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	0.15	2.86	(0.23)	(0.93)	0.81
Total from investment operations	0.28	3.03	(0.06)	(0.81)	1.03

Less distributions:
From net investment income	(0.10)	(0.17)	(0.13)	(0.20)	(0.09)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions	(0.10)	(0.17)	(0.13)	(0.20)	(0.10)
Redemption fees retained	0.00 ^+	0.00 ^+	0.00 ^+	0.00 ^+	0.01 ^

Net asset value, end of year	$15.94	$15.76	$12.90	$13.09	$14.10

Total return	1.79%	23.71%	-0.47%	-5.73%	7.95%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,023	$7,346	$16,277	$22,167	$30,765
Ratio of expenses to average net assets:
Before advisory fee waiver	1.45%	1.70%	1.67%	1.79%	1.82%
After advisory fee waiver	1.25%	1.37%	1.35%~	1.43%	1.49%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	0.59%	0.85%	1.02%	0.54%	1.24%
After advisory fee waiver	0.79%	1.18%	1.34%	0.90%	1.57%
Portfolio turnover rate	20.00%	20.49%	15.56%	15.44%	28.70%
+	Less than $0.005.
^	Based on average shares outstanding.
~	Effective April 1, 2016, the Adviser reduced the expense cap to 1.39%.

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.81	$12.95	$13.15	$14.18	$13.21

Income from investment operations:
Net investment income^	0.17	0.22	0.21	0.18	0.28
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	0.16	2.87	(0.22)	(0.94)	0.83
Total from investment operations	0.33	3.09	(0.01)	(0.76)	1.11

Less distributions:
From net investment income	(0.22)	(0.23)	(0.19)	(0.27)	(0.13)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions	(0.22)	(0.23)	(0.19)	(0.27)	(0.14)
Redemption fees retained	—	—	—	0.00 ^+	0.00 ^+

Net asset value, end of year	$15.92	$15.81	$12.95	$13.15	$14.18

Total return	2.07%	24.10%	-0.06%	-5.31%	8.47%

Ratios/supplemental data:
Net assets, end of year (thousands)	$59,825	$80,948	$74,618	$81,746	$116,368
Ratio of expenses to average net assets:
Before advisory fee waiver	1.19%	1.33%	1.31%	1.35%	1.32%
After advisory fee waiver	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	0.84%	1.18%	1.36%	1.00%	1.64%
After advisory fee waiver	1.04%	1.52%	1.68%	1.36%	1.97%
Portfolio turnover rate	20.00%	20.49%	15.56%	15.44%	28.70%

+	Less than $0.005.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.12	$14.26	$15.12	$16.90	$17.02

Income from investment operations:
Net investment income/(loss)^	0.04	0.09	0.11	0.03	(0.03)
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	(0.30)	2.96	(0.88)	(1.80)	(0.09)
Total from investment operations	(0.26)	3.05	(0.77)	(1.77)	(0.12)

Less distributions:
From net investment income	(0.12)	(0.19)	(0.09)	—	—
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions	(0.12)	(0.19)	(0.09)	(0.01)	—
Redemption fees retained^+	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$16.74	$17.12	$14.26	$15.12	$16.90

Total return	-1.64%	21.43%	-5.13%	-10.47%	-0.71%

Ratios/supplemental data:
Net assets, end of year (thousands)	$24,478	$25,129	$25,720	$57,543	$125,084
Ratio of expenses to average net assets:
Before advisory fee waiver	1.65%	1.65%	1.87%	2.01%	2.11%
After advisory fee waiver	1.56%	1.63%	1.58%~	1.77%	1.85%
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver	0.11%	0.53%	0.54%	(0.03%)	(0.41%)
After advisory fee waiver	0.20%	0.55%	0.83%	0.21%	(0.15%)
Portfolio turnover rate	39.04%	23.48%	14.99%	27.30%	23.82%

+	Less than $0.005.
^	Based on average shares outstanding.
~	Effective April 1, 2016, the Adviser reduced the expense cap to 1.75%.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.35	$14.45	$15.38	$17.14	$17.17

Income from investment operations:
Net investment income^	0.08	0.14	0.15	0.16	0.07
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	(0.30)	2.99	(0.91)	(1.89)	(0.10)
Total from investment operations	(0.22)	3.13	(0.76)	(1.73)	(0.03)

Less distributions:
From net investment income	(0.18)	(0.23)	(0.17)	(0.02)	—
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions	(0.18)	(0.23)	(0.17)	(0.03)	—
Redemption fees retained^+	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$16.95	$17.35	$14.45	$15.38	$17.14

Total return	-1.36%	21.74%	-4.94%	-10.07%	-0.17%

Ratios/supplemental data:
Net assets, end of year (thousands)	$43,959	$66,177	$95,191	$159,213	$200,819
Ratio of expenses to average net assets:
Before advisory fee waiver	1.43%	1.36%	1.64%	1.59%	1.61%
After advisory fee waiver	1.32%	1.33%	1.35%	1.35%	1.35%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	0.35%	0.81%	0.79%	0.75%	0.14%
After advisory fee waiver	0.46%	0.84%	1.08%	0.99%	0.40%
Portfolio turnover rate	39.04%	23.48%	14.99%	27.30%	23.82%

+	Less than $0.005.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.48	$11.73	$11.62	$12.43	$12.55

Income from investment operations:
Net investment income^	0.17	0.21	0.19	0.14	0.12
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	0.14	2.74	0.06	(0.83)	0.92
Total from investment operations	0.31	2.95	0.25	(0.69)	1.04

Less distributions:
From net investment income	(0.21)	(0.20)	(0.14)	(0.09)	(0.14)
From net realized gain on investments	—	—	—	(0.03)	(1.02)
Total distributions	(0.21)	(0.20)	(0.14)	(0.12)	(1.16)

Net asset value, end of year	$14.58	$14.48	$11.73	$11.62	$12.43

Total return	2.15%	25.37%	2.23%	-5.56%	8.75%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,222	$1,582	$2,037	$2,215	$2,593
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	4.27%	4.42%	3.86%	4.00%	7.27%
After advisory fee waiver and
expense reimbursement	0.94%	0.89%	1.00%~	1.15%	1.25%
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	(2.21%)	(1.90%)	(1.17%)	(1.65%)	(5.05%)
After advisory fee waiver and
expense reimbursement	1.12%	1.63%	1.69%	1.20%	0.97%
Portfolio turnover rate	25.80%	34.31%	25.66%	21.22%	61.96%

^	Based on average shares outstanding.
~	Effective April 1, 2016, the Adviser reduced the expense cap to 1.15%.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.55	$11.80	$11.71	$12.50	$12.61

Income from investment operations:
Net investment income^	0.19	0.23	0.22	0.19	0.19
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	0.16	2.75	0.06	(0.83)	0.89
Total from investment operations	0.35	2.98	0.28	(0.64)	1.08

Less distributions:
From net investment income	(0.24)	(0.23)	(0.19)	(0.12)	(0.17)
From net realized gain on investments	—	—	—	(0.03)	(1.02)
Total distributions	(0.24)	(0.23)	(0.19)	(0.15)	(1.19)

Net asset value, end of year	$14.66	$14.55	$11.80	$11.71	$12.50

Total return	2.37%	25.53%	2.47%	-5.14%	9.12%

Ratios/supplemental data:
Net assets, end of year (thousands)	$3,482	$3,401	$4,749	$4,634	$4,882
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	4.09%	4.25%	3.61%	3.59%	8.49%
After advisory fee waiver and
expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	(2.06%)	(1.72%)	(0.94%)	(1.25%)	(6.19%)
After advisory fee waiver and
expense reimbursement	1.28%	1.78%	1.92%	1.59%	1.55%
Portfolio turnover rate	25.80%	34.31%	25.66%	21.22%	61.96%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Investor Class

			December 31,
			2015*
	Year Ended	Year Ended	through
	October 31,	October 31,	October 31,
	2018	2017	2016
Net asset value, beginning of period	$12.16	$10.41	$10.00

Income from investment operations:
Net investment income^	0.04	0.10	0.08
Net realized and unrealized
gain on investments and foreign
currency related transactions	0.17	1.91	0.33
Total from investment operations	0.21	2.01	0.41

Less distributions:
From net investment income	(0.08)	(0.10)	—
From net realized
gain on investments	—	(0.16)	—
Total distributions	(0.08)	(0.26)	—

Net asset value, end of period	$12.29	$12.16	$10.41

Total return	1.70%	19.49%+	4.10	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$478	$230	$170
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	11.13%	13.89%	16.98	%†
After advisory fee waiver and
expense reimbursement	1.19%	1.27%	1.32	%†~
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	(9.65%)	(11.74%)	(14.76	%)†
After advisory fee waiver and
expense reimbursement	0.29%	0.88%	0.90	%†
Portfolio turnover rate	42.91%	95.79%	79.44	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
~	Effective April 1, 2016, the Adviser reduced the expense cap to 1.40%.
+
Includes increase from payments made by the Adviser and net gain realized of 0.00% related to the disposal of securities held in violation of an investment restriction.  Refer to Note 9 for further details.

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Capital Mid Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Institutional Class

			December 31,
			2015*
	Year Ended	Year Ended	through
	October 31,	October 31,	October 31,
	2018	2017	2016
Net asset value, beginning of period	$12.20	$10.44	$10.00

Income from investment operations:
Net investment income^	0.06	0.13	0.11
Net realized and unrealized
gain on investments and foreign
currency related transactions	0.18	1.92	0.33
Total from investment operations	0.24	2.05	0.44

Less distributions:
From net investment income	(0.11)	(0.13)	—
From net realized
gain on investments	—	(0.16)	—
Total distributions	(0.11)	(0.29)	—

Net asset value, end of period	$12.33	$12.20	$10.44

Total return	1.95%	19.78%+	4.40	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,416	$1,389	$1,160
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	11.19%	13.77%	17.67	%†
After advisory fee waiver and
expense reimbursement	1.00%	1.00%	1.04	%†
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	(9.75%)	(11.62%)	(15.31	%)†
After advisory fee waiver and
expense reimbursement	0.44%	1.15%	1.32	%†
Portfolio turnover rate	42.91%	95.79%	79.44	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
+
Includes increase from payments made by the Adviser and net gain realized of 0.00% related to the disposal of securities held in violation of an investment restriction.  Refer to Note 9 for further details.

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018

NOTE 1 –	ORGANIZATION

The Huber Capital Equity Income Fund, the Huber Capital Small Cap Value Fund, the Huber Capital Diversified Large Cap Value Fund, and the Huber Capital Mid Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Huber Capital Equity Income Fund (the “Equity Income Fund”), the Huber Capital Diversified Large Cap Value Fund (the “Diversified Large Cap Value Fund”), and the Huber Capital Mid Cap Value Fund (the “Mid Cap Value Fund”) is current income and capital appreciation.  The investment objective of the Huber Capital Small Cap Value Fund (the “Small Cap Value Fund”) is capital appreciation.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Investor Class of the Equity Income Fund and the Small Cap Value Fund commenced operations on June 29, 2007.  As of October 25, 2011, the former Institutional shares were re-designated as Investor Class shares.  The Equity Income Fund and the Small Cap Value Fund Institutional Classes subsequently commenced operations on October 25, 2011. The Diversified Large Cap Value Fund commenced operations on December 31, 2012.  The Mid Cap Value Fund commenced operations on December 31, 2015.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the tax positions of the Equity Income Fund, the Small Cap Value Fund, and the

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

Diversified Large Cap Value Fund, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 – 2017, or expected to be taken in the Funds’ 2018 tax returns.  Management has analyzed the Mid Cap Value Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2016 – 2017, or expected to be taken in the Fund’s 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, annually and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2018, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

Distributable
	Earnings	Paid-in Capital
Equity Income Fund	$—	$—
Small Cap Value Fund	(7,109,636)	7,109,636
Diversified Large Cap Value Fund	—	—
Mid Cap Value Fund	—	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  The Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund, and the Mid Cap Value Fund retained redemption fees of $3, $5,064, $0, and $0, respectively, during the year ended October 31, 2018.

G.
REITs:  The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

H.
Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

I.
Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.  At October 31, 2018, the Funds had no investments in illiquid securities.

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 11 for more information about subsequent events.

NOTE 3 –	SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speed, credit risk, yield curves, default rates, and similar data.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Exchange rates are provided daily by a recognized independent pricing agent.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board. Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of October 31, 2018:

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,612,600	$—	$—	$4,612,600
Consumer Staples	3,213,234	—	—	3,213,234
Energy	5,573,352	—	—	5,573,352
Financial Services	17,818,023	—	—	17,818,023
Health Care	10,440,216	—	—	10,440,216
Information Technology	3,347,662	—	—	3,347,662
Materials & Processing	201,260	—	—	201,260
Producer Durables	14,994,661	—	—	14,994,661
Technology	7,033,429	—	—	7,033,429
Utilities	4,112,703	—	—	4,112,703
Total Common Stocks	71,347,140	—	—	71,347,140
Total Investments
in Securities	$71,347,140	$—	$—	$71,347,140

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,899,173	$—	$—	$2,899,173
Energy	8,156,374	—	—	8,156,374
Financial Services	23,602,070	—	—	23,602,070
Health Care	3,654,530	—	—	3,654,530
Industrials	995,899	—	—	995,899
Information Technology	7,177,450	—	—	7,177,450
Materials & Processing	7,371,454	—	—	7,371,454
Producer Durables	8,600,879	—	—	8,600,879
Technology	3,043,842	—	—	3,043,842
Utilities	2,723,437	—	—	2,723,437
Total Common Stocks	68,225,108	—	—	68,225,108
Total Investments
in Securities	$68,225,108	$—	$—	$68,225,108

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

Diversified Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$39,669	$—	$—	$39,669
Consumer Discretionary	379,728	—	—	379,728
Consumer Staples	286,937	—	—	286,937
Energy	469,034	—	—	469,034
Financial Services	1,215,639	—	—	1,215,639
Health Care	498,810	—	—	498,810
Industrials	18,297	—	—	18,297
Information Technology	142,019	—	—	142,019
Producer Durables	891,893	—	—	891,893
Technology	487,124	—	—	487,124
Utilities	276,636	—	—	276,636
Total Common Stocks	4,705,786	—	—	4,705,786
Short-Term Investments	21,907	—	—	21,907
Total Investments
in Securities	$4,727,693	$—	$—	$4,727,693

Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$108,912	$—	$—	$108,912
Consumer Staples	55,527	—	—	55,527
Energy	326,476	—	—	326,476
Financial Services	535,870	—	—	535,870
Health Care	109,660	—	—	109,660
Industrials	171,719	—	—	171,719
Information Technology	281,465	—	—	281,465
Materials & Processing	146,712	—	—	146,712
Real Estate	89,179	—	—	89,179
Utilities	67,148	—	—	67,148
Total Common Stocks	1,892,668	—	—	1,892,668
Short-Term Investments	1,549	—	—	1,549
Total Investments
in Securities	$1,894,217	$—	$—	$1,894,217

Refer to the Funds’ schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at October 31, 2018, the end of the reporting period. There were no transfers between levels during the year ended October 31, 2018.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Huber Capital Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Equity Income Fund pays fees calculated at an annual rate of 0.99% based upon the Fund’s average daily net assets for the first $10 billion, 0.75% based upon the Fund’s average daily net assets for the next $10 billion, and 0.50% based upon the Fund’s average daily net assets in excess of $20 billion.  For the period February 28, 2018 through February 27, 2019, the Adviser has agreed to voluntarily reduce the Equity Income Fund’s contractual management fee from 0.99% to 0.75%.  The Small Cap Value Fund pays fees calculated at an annual rate of 1.35% based upon the Fund’s average daily net assets for the first $5 billion and 1.00% based upon the Fund’s average daily net assets in excess of $5 billion.  For the period December 1, 2016 through November 30, 2017, the Adviser voluntarily reduced its contractual management fee from 1.35% to 0.98%.  For the period February 28, 2018 through February 27, 2019, the Adviser has agreed to voluntarily reduce the Small Cap Value Fund’s contractual management fee from 1.35% to 0.99%.  The Diversified Large Cap Value Fund pays fees calculated at an annual rate of 0.75% based upon the Fund’s average daily net assets for the first $10 billion and 0.50% based upon the Fund’s average daily net assets in excess of $10 billion.  For the period February 28, 2018 through February 27, 2019, the Adviser has agreed to voluntarily reduce the Diversified Large Cap Value Fund’s contractual management fee from 0.75% to 0.00%.  The Mid Cap Value Fund pays fees calculated at an annual rate of 1.00% based upon the Fund’s average

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

daily net assets.  For the period February 28, 2018 through February 27, 2019, the Adviser has agreed to voluntarily reduce the Mid Cap Value Fund’s contractual management fee from 1.00% to 0.00%.  For the year ended October 31, 2018, the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund, and the Mid Cap Value Fund incurred $683,434, $902,603, $12,645, and $5,579, respectively, in investment advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

	Investor	Institutional
	Class	Class
Equity Income Fund	1.39%	0.99%
Small Cap Value Fund	1.75%	1.35%
Diversified Large Cap Value Fund	1.15%	0.75%
Mid Cap Value Fund	1.40%	1.10%
Percent of average daily net assets of the Funds.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2018, the Adviser reduced its fees and absorbed Fund expenses in the amount of $165,923 for the Equity Income Fund, $83,092 for the Small Cap Value Fund, $171,136 for the Diversified Large Cap Value Fund, and $191,572 for the Mid Cap Value Fund.

No amounts were recouped by the Adviser. Cumulative expenses subject to recapture expire as follows:

			Diversified
	Equity	Small Cap	Large Cap	Mid Cap
Date	Income Fund	Value Fund	Value Fund	Value Fund
10/31/2019	$303,526	$430,061	$189,156	$169,269
10/31/2020	312,041	27,460	199,514	198,425
Nov. 2020 – Oct. 2021	165,923	83,092	171,136	191,572
	$781,490	$540,613	$559,806	$559,266

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”) doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent.  In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended October 31, 2018, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

			Diversified
	Equity	Small Cap	Large Cap	Mid Cap
	Income Fund	Value Fund	Value Fund	Value Fund
Administration	$90,135	$85,605	$42,184	$41,880
Fund Accounting	41,384	42,455	32,529	32,437
Transfer Agency (excludes
out-of-pocket expenses)	33,505	43,013	30,582	30,646
Custody	17,678	19,374	5,016	10,132
Chief Compliance Officer	9,000	9,000	9,000	9,000

At October 31, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

			Diversified
	Equity	Small Cap	Large Cap	Mid Cap
	Income Fund	Value Fund	Value Fund	Value Fund
Administration	$14,678	$12,910	$7,296	$7,198
Fund Accounting	7,001	6,999	5,345	5,601
Transfer Agency (excludes
out-of-pocket)	5,894	5,702	5,290	5,289
Custody	2,656	7,266	1,504	2,139
Chief Compliance Officer	1,500	1,500	1,500	1,500

NOTE 5 –	SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Investor Class of the Funds may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

of each Investor Class and at an annual rate of up to 0.10% of the average daily net assets of the Institutional Class of the Mid Cap Value Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended October 31, 2018, the Equity Income Fund Investor Class, Small Cap Value Fund Investor Class, Mid Cap Value Fund Investor Class, and the Mid Cap Value Fund Institutional Class incurred shareholder servicing fees of $592, $9,637, $0 and $43 under the Agreement, respectively.

NOTE 6 –	12B-1 DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay Quasar Distributors, LLC (the “Distributor”) for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent reimbursement for specific expenses incurred in connection with the promotion and distribution of shares.  For the year ended October 31, 2018, the Equity Income Fund Investor Class, Small Cap Value Fund Investor Class, Diversified Large Cap Value Fund Investor Class, and Mid Cap Value Fund Investor Class paid the Distributor $16,967, $65,162, $2,990, and $686, respectively.

NOTE 7 –	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

				Diversified
	Equity Income	Small Cap		Large Cap	Mid Cap
	Fund	Value Fund		Value Fund	Value Fund
Purchases	$16,155,137	$32,252,280		$1,265,052	$1,164,264
Sales	33,473,726	52,012,111	*	1,409,968	772,795

*	Sales transactions include securities redeemed in-kind of $18,137,193.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

NOTE 8 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

	Equity Income Fund
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$1,145,373	$1,522,463

	Small Cap Value Fund
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$682,427	$1,472,179

	Diversified Large Cap Value Fund
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$78,919	$124,852

	Mid Cap Value Fund
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$14,037	$35,471
Long-term capital gains	—	588

As of October 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Equity	Small Cap
	Income Fund	Value Fund
Cost of investments (a)	$42,823,886	$54,490,543
Gross unrealized appreciation	29,997,049	21,448,677
Gross unrealized depreciation	(1,473,795)	(7,714,112)
Net unrealized appreciation (a)	28,523,254	13,734,565
Net unrealized appreciation/
(depreciation) foreign currency	—	(88)
Undistributed ordinary income	701,317	221,240
Undistributed long-term capital gains	—	—
Total distributable earnings	701,317	221,240
Other accumulated gains/(losses)	(3,262,857)	(12,366,568)
Total accumulated earnings/(losses)	$25,961,714	$1,589,149

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

	Diversified
	Large Cap	Mid Cap
	Value Fund	Value Fund
Cost of investments (a)	$3,378,426	$1,595,489
Gross unrealized appreciation	1,465,798	418,588
Gross unrealized depreciation	(116,531)	(119,860)
Net unrealized appreciation (a)	1,349,267	298,728
Net unrealized appreciation/
(depreciation) foreign currency	—	(1)
Undistributed ordinary income	53,880	18,933
Undistributed long-term capital gains	—	—
Total distributable earnings	53,880	18,933
Other accumulated gains/(losses)	(132,541)	(12,444)
Total accumulated earnings/(losses)	$1,270,606	$305,216

(a)	The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2018, the Funds had capital loss carryforwards as follows:

	Capital Loss Carryforwards
	Short-Term	Long-Term
Equity Income Fund	$674,062	$2,588,795
Small Cap Value Fund	5,377,074	6,989,494
Diversified Large Cap Value Fund	132,541	—
Mid Cap Value Fund	—	12,444

These capital losses may be carried forward indefinitely to offset future gains.

NOTE 9 –	ADVISOR REIMBURSEMENT FOR LOSS

On March 28, 2017, the Mid Cap Value Fund received a reimbursement of $94 from the Adviser related to net losses incurred on the disposal of investments that were purchased in violation of the Fund’s investment restrictions during the year ended October 31, 2017.  The net reimbursement comprises the “net increase from payment by affiliate on the disposal of investments in violation of investment restrictions” in the statement of operations.

NOTE 10 –	PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

•
Foreign Securities and Emerging Markets Risk – Investments in foreign securities and emerging markets are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect each Fund’s investments. In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
Initial Public Offering (“IPO”) Risk – The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

•
Value Style Investing Risk – The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

•
Sector Emphasis Risk – Securities of companies in the same or related businesses, if comprising a significant portion of each Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Small Companies Risk (Small Cap Value Fund only) – Investing in securities of small-sized companies may involve greater volatility than investing in larger and more established companies because companies with small market capitalizations can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Mid Cap Company Risk (Mid Cap Value Fund only) – A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2018, Continued

NOTE 11 –	SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018.  The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting.  During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

Huber Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of Huber Capital Equity Income Fund; Huber Capital Small Cap Value Fund Huber Capital Diversified Large Cap Value Fund; and Huber Capital Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Huber Capital Equity Income Fund, Huber Capital Small Cap Value Fund, Huber Capital Diversified Large Cap Value Fund, and Huber Capital Mid Cap Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, with respect to Huber Capital Mid Cap Value Fund the financial highlights for each of the two years in the period then ended and for the period December 31, 2015 (commencement of operations) to October 31, 2016,  and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 28, 2018

Huber Funds

NOTICE TO SHAREHOLDERS at October 31, 2018 (Unaudited)

For the year ended October 31, 2018, the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund and the Mid Cap Value Fund designated $1,145,373, $682,427, $78,919 and $14,037, respectively, as ordinary income for purposes of the dividends paid deduction.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended October 31, 2018, the percentage of dividends declared from net investment income designated as qualified dividend income in the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund and the Mid Cap Value Fund was 100%, 100%, 100% and 100%, respectively.

For corporate shareholders in the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund and the Mid Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2018 was 100%, 100%, 100% and 99.60%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Equity Income Fund, the Small Cap Value Fund, the Diversified Large Cap Value Fund, and the Mid Cap Value Fund was 0%, 0%, 0%, and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-482-3726 (888-HUBERCM) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-888-482-3726 (888-HUBERCM).  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-888-482-3726 (888-HUBERCM).

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 72)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate		with the Funds);
			housing		Independent
			management)		Trustee from
			(2012 to present);		1999 to 2012,
			Trustee and Chair		New Covenant
			(2000 to 2012),		Mutual Funds
			New Covenant		(an open-end
			Mutual Funds		investment
			(1999 to 2012);		company with
			Director and		4 portfolios).
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 58)		term*;	Managing Director		Advisors Series
615 E. Michigan Street		since	and Vice President,		Trust (for series
Milwaukee, WI 53202		March	Jensen Investment		not affiliated
		2017.	Management, Inc.		with the Funds).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	4	Trustee,
(age 84)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	and	May	(mutual funds)		not affiliated
	Trustee	2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 71)		term;	President, CEO,		Advisors Series
615 E. Michigan Street		since	U.S. Bancorp		Trust (for series
Milwaukee, WI 53202		January	Fund Services,		not affiliated
		2018.	LLC (May 1991		with the Funds).
to July 2017);
formerly Manager,
U.S. Bancorp Fund
Services, LLC
(1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President,	4	Trustee,
(age 59)		term*;	Apogee		Advisors Series
615 E. Michigan Street		since	Group, Inc.		Trust (for series
Milwaukee, WI 53202		January	(financial		not affiliated
		2016.	consulting		with the Funds);
			firm) (1998		Independent
			to present).		Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Officers

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 57)	President,	term;	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Treasurer	since	LLC (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term;	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street		since	LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 61)	President,	term;	Services, LLC and Vice President, U.S. Bank
615 E. Michigan Street	Chief	since	N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 31)	President	term;	LLC (July 2013 to present).
615 E. Michigan Street	and	since
Milwaukee, WI 53202	Secretary	December
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-482-3726 (888-HUBERCM).

Huber Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-482-3726 (888-HUBERCM) to request individual copies of these documents.  Once the Transfer Agent receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Huber Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Investment Adviser
Huber Capital Management, LLC
2321 Rosecrans Avenue, Suite 3245
El Segundo, California 90245

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-888-482-3726 (888-HUBERCM)

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Huber Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-888-482-3726 (888-HUBERCM).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$73,600	$71,600
Audit-Related Fees	N/A	N/A
Tax Fees	$14,400	$14,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

     (4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Jeffrey T. Rauman
   Jeffrey T. Rauman
   President/Chief Executive Officer/Principal Executive
   Officer

Date  1/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Jeffrey T. Rauman
               Jeffrey T. Rauman,
President/Chief Executive Officer/Principal Executive
                                                            Officer

Date  1/7/19

By (Signature and Title)*       /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal Financial
  Officer

Date 1/7/19

* Print the name and title of each signing officer under his or her signature.